VANGUARD
CONVERTIBLE
SECURITIES FUND

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Convertible Securities Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

[FIGURE 1]

JOHN J. BRENNAN               JOHN C. BOGLE

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

/s/ JOHN C. BOGLE

VANGUARD CONVERTIBLE SECURITIES FUND SEEKS A HIGH LEVEL OF CURRENT INCOME WITH LONG-TERM CAPITAL APPRECIATION. THE FUND INVESTS IN A BROADLY DIVERSIFIED PORTFOLIO COMPOSED PRIMARILY OF BONDS CONVERTIBLE INTO COMMON STOCK, WITH AN EMPHASIS ON SMALL AND MEDIUM-SIZED COMPANIES.

                               CHAIRMAN'S LETTER


FELLOW SHAREHOLDER:

The 1995 fiscal year for Vanguard Convertible Securities Fund, which ended on November 30, presented a sharp contrast to fiscal 1994. During our prior fiscal year, bond prices fell sharply while stock prices slipped into negative territory; during fiscal 1995, both stocks and bonds enjoyed stupendous bull markets. All told, then, the past twelve months was a pretty good period for convertible securities, but not nearly as good as it was for common stocks.

         In this environment, Vanguard Convertible Securities Fund enjoyed a solid absolute total return (capital change plus reinvested income), albeit one that failed to measure up to competitive standards. This table presents the Fund's total return for the fiscal year compared to the return of our principal competitive norm--the unmanaged Goldman Sachs Convertible 100 Index--as well as the returns of the two unmanaged market indexes that we have traditionally used as a proxy for the broad market environment: for stocks, the Standard & Poor's 500 Composite Stock Price Index; for bonds, the Lehman Aggregate Bond Index:

                                        TOTAL RETURN

                                     FISCAL YEAR ENDED
                                      NOVEMBER 30, 1995
VANGUARD CONVERTIBLE SECURITIES FUND       +17.1%

GOLDMAN SACHS CONVERTIBLE 100 INDEX        +25.9%

STANDARD & POOR'S 500 STOCK INDEX          +36.9%
LEHMAN AGGREGATE BOND INDEX                +17.6

The Fund's total return is based on net asset values of $10.94 per share on November 30, 1994, and $12.03 on November 30, 1995, with the latter figure adjusted to take into account the reinvestment of four quarterly dividends totaling $.51 per share from net investment income, plus a distribution of $.18 per share from net capital gains realized during fiscal 1994. At fiscal year end, the Fund's income yield was 4.4%.

THE FISCAL YEAR IN REVIEW

The great bull market in stocks and bonds that we enjoyed during the past twelve months was continuous and virtually uninterrupted. The dimension of the increase was close to record-breaking in both markets, delighting the bulls even as it astonished the bears. After all was said and done in the stock market during our fiscal year, the unmanaged Standard & Poor's 500 Composite Stock Price Index had generated a total return of +36.9%.

         There were, as always, many opinions as to the source of the surprising strength of the stock market. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, especially during the final weeks of our fiscal year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits was particularly striking. Operating earnings for the companies in the Standard & Poor's 500 Index are presently estimated to increase about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

         This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.3%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as we enter our 1996 fiscal year, such a low yield is surely a sobering statistic.

         A huge decline in long-term interest rates not only stimulated the stock market, but set bond prices afire. The yield of the long-term U.S. Treasury bond declined from 8.0% to 6.1% during our 1995 fiscal year, even below its level of 6.3% at the start of fiscal 1994. The 1995 decline drove long-term bond prices

[FIGURE 2]

up by fully +26.0% for the twelve months, providing (along with the interest coupon) a total return of +32.6%--not far short of the return on stocks.

         The abrupt decline in long-term interest rates over the past twelve months was related to several contributing factors. Most importantly, we should not lose sight of the fact that interest rates had risen virtually without interruption in the months leading up to the commencement of our 1995 fiscal year, reaching a peak in November 1994. This climb in rates was engendered largely by investors' fears about a resurgence of inflation. With the Federal Reserve Board raising the Federal funds rate (the rate at which banks borrow from one another) an unprecedented seven times in the 13 months from February 1994 to February 1995, these inflation fears certainly seemed well-founded.

         Although restrictive monetary policy often fails to deliver the desired result, in this case the Fed's medicine seemed to work as intended. That is, U.S. economic growth slowed and inflation concerns gradually dissipated. Reflecting this renewed investor optimism, long-term rates did an about-face in late January 1995 and began to move steadily lower. By the summer of 1995, the Fed relaxed its stern monetary policy, and actually reduced the Federal funds rate by 25 basis points(1/4 of 1%), to 5 3/4%.*

         As I noted in my letter to you one year ago, during the first five years of the 1990s, stocks provided an average annual return of +8.9%; bonds +7.6%. At that time, both figures seemed fairly consistent with long-term fundamentals. However, the remarkable returns of 1995 have substantially raised the decade's cumulative performance. With six years of the 1990s now history, the average annual returns for stocks and bonds have grown to +13.1% and +9.2%, respectively. As much as investors have enjoyed the benefits of this boom in the financial markets, there should be no mistake about it: returns of such magnitude are unlikely to recur during the remainder of the decade.

THE FUND IN FISCAL 1995

Although the Fund achieved a strong double-digit return of +17.1% during the fiscal year, this performance pales somewhat when compared to the results of competitive standards. The Goldman Sachs Convertible 100 Index provided a return of +25.9% during the past twelve months--nearly nine percentage points above our Fund's return. We did a bit better relative to the return of the average convertible securities fund (+19.2%), but nonetheless fell two percentage points behind our average peer's return.

         As you know, the Goldman Sachs Convertible 100 Index is only a theoretical construct, incurring none of the expenses of fund operations, including advisory fees, fund transaction costs, and the "drag" of cash reserves. As such, it represents a perennially tough standard for "real world" mutual funds. This Index is also an imperfect measure of the convertible securities market, as it includes only the 100 largest

---------------
*After the conclusion of the period covered by this Annual Report, the Fed reduced the short-term interest rate by 1/4 of 1%, bringing this key rate to 5 1/2%.

[FIGURE 3]

           Average Annual Total Returns--Periods Ended November 30, 1995
-------------------------------------------------------------------------------------------
                                         1 Year           5 Years        Since Inception*
-------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND              +17.10%           +15.74%             +8.69%
AVERAGE CONVERTIBLE FUND                 +19.21            +14.96              +8.49
GOLDMAN SACHS CONVERTIBLE INDEX          +25.88            +16.86              +9.26

* Inception, June 17, 1986.
Note: Past performance is not predictive of future performance.

convertible issues with a market capitalization of $32 billion. The market value of the entire convertible securities market amounts to some $100 billion.

         Given this disparity, it seems almost certain that our Fund--indeed, all convertible securities funds--will deviate widely from this Index in any given year. In some years the disparity will be on the plus side (as in 1989, when the Fund outperformed this standard by more than eight percentage points), and in others it will be distinctly negative (as in our past fiscal year).

         Our shortfall relative to our average competitor is easier to explain. First, as we have often noted in past Reports, our Fund simply is structured differently than the portfolios of most of our competitors. We hold a much higher weighting than our competitors in convertible securities (88% of assets for our Fund versus 77% for the average competitor) and a lower weighting in straight bonds and common stocks (10% for the Fund versus 14% for the competitors). During a period in which both stocks and bonds turned in spectacular gains, our competitors' modest overweighting in these two asset classes proved beneficial.

         Second, although the stock market advanced in near-record fashion in fiscal 1995, its gains were not distributed evenly across all types of stocks. Specifically, blue-chip stocks with large market capitalizations far outpaced their smaller-capitalization cousins. Given that the large stocks rarely include convertibles in their corporate structures, and that the small-cap arena is an important area of emphasis for our adviser, Desai Capital Management Inc., it is not entirely unexpected that our Fund should lag in this kind of an environment.

A LONGER-TERM PERSPECTIVE

The lifetime record of Vanguard Convertible Securities Fund is illustrated in the customary chart above--both in percentage terms and dollar terms (based on an initial investment of $10,000)--

                                      TOTAL RETURN*

                                     JUNE 17, 1986, TO
                                     NOVEMBER 30, 1995
                                                    FINAL VALUE
                                 AVERAGE             OF INITIAL
                                  ANNUAL             INVESTMENT
                                   RATE              OF $10,000
VANGUARD CONVERTIBLE
  SECURITIES FUND                  +8.7%               $21,990

AVERAGE CONVERTIBLE
  SECURITIES FUND                  +8.5%               $21,620
GOLDMAN SACHS CONVERTIBLE
  100 INDEX                        +9.3                 23,100

* Assumes the reinvestment of all dividends and capital gains distributions.


compared with our two benchmark standards. The results are summarized in the table above.

         The chart reflects both ups and downs in the financial markets, and there is no telling whether the ever-unpredictable markets of the future will provide either better returns or worse returns than those shown. However, I should note that, during this period, the total return on the stock market was well above its long-term norm of +10.6% going all the way back to 1926.

         Given the proximity of the annual rates of return illustrated in the table and the chart, it is probably fair to call the results of the period "a draw" among Vanguard Convertible Securities Fund, its peers, and its most comparable index standard. Indeed, our 0.57% annual shortfall relative to the Goldman Index is roughly equivalent to our annual expense ratio (expenses as a percentage of average net assets) of 0.75%. Our slight margin over the average convertible securities fund, on the other hand, is more than accounted for by our expense ratio advantage of +0.66% (0.75% for our Fund versus 1.41% for the competitors). This differential indicates that, during the past decade, our investment adviser in fact failed to match the return achieved by his peers.

         As noted one year ago, we fully expect our investment adviser to surpass the results of the average convertible securities fund on a gross basis (i.e., before deducting expenses), thereby enhancing our natural expense advantage. Thus, during 1996 the Fund's directors will be carefully evaluating our objectives, our strategies, our results, and the record of our adviser.

IN SUMMARY

In my closing remarks in last year's Annual Report, I noted that "the probabilities seem to suggest that the bond market will be less volatile in the coming year, and that the worst of the recent rate increase may be behind us." But I also cautioned that "the equity orientation of convertibles is apt to engender continuing volatility." As it turns out, I was not nearly optimistic enough on the bond side, as a strong rebound in the bond market commenced virtually in lock-step with the start of the new fiscal year. And, while it was a volatile year for stocks, that volatility showed up on the positive side of the ledger.

         Now that the gains of fiscal 1995 are behind us, what course of action should shareholders in Vanguard Convertible Securities Fund follow? Well, my customary advice has always been to "stay the course." You should recognize that, despite today's short-term risks, the biggest long-term risks are: (1) failing to invest in the financial markets at all; and (2) following an erratic and ever-changing course. "Stay the course" has proved wise counsel in the past, and I reiterate it today.

Sincerely,

/s/ JOHN C. BOGLE
------------------

John C. Bogle
Chairman of the Board

December 20, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.

                         TOTAL INVESTMENT RETURN TABLE


The following table illustrates the results of a single-share investment in VANGUARD CONVERTIBLE SECURITIES Fund since inception through November 30, 1995. During the period illustrated, the prices of convertible stocks and bonds fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.


-----------------------------------------------------------------------------------------------------------------------------------
PERIOD                                   PER SHARE DATA                                       TOTAL INVESTMENT RETURN*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Goldman Sachs
                                                                                                                        Convertible
                                                                                        Convertible Securities Fund           Index
                                                                Value with Income     -------------------------------   -----------
November 30       Net Asset      Capital Gains      Income    Dividends & Capital     Capital     Income       Total          Total
Fiscal Year           Value      Distributions   Dividends       Gains Reinvested      Return     Return      Return         Return
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL (6/86)       $10.00                 --          --                 $10.00          --         --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
1986                   9.80                 --        $.17                   9.98       - 2.0%      +1.8%      - 0.2%        + 0.5%
-----------------------------------------------------------------------------------------------------------------------------------
1987                   7.94                 --         .51                   8.50       -19.0       +4.2       -14.8         - 5.1
-----------------------------------------------------------------------------------------------------------------------------------
1988                   8.71               $.12         .56                  10.10       +11.4       +7.4       +18.8         +16.4
-----------------------------------------------------------------------------------------------------------------------------------
1989                   9.64                 --         .57                  11.89       +10.7       +7.0       +17.7         + 9.4
-----------------------------------------------------------------------------------------------------------------------------------
1990                   8.07                 --         .56                  10.59       -16.3       +5.4       -10.9         -12.8
-----------------------------------------------------------------------------------------------------------------------------------
1991                   9.82                 --         .55                  13.68       +21.7       +7.5       +29.2         +24.9
-----------------------------------------------------------------------------------------------------------------------------------
1992                  11.77                 --         .53                  17.24       +19.9       +6.1       +26.0         +21.8
-----------------------------------------------------------------------------------------------------------------------------------
1993                  12.89                 --         .47                  19.63       + 9.5       +4.4       +13.9         +17.0
-----------------------------------------------------------------------------------------------------------------------------------
1994                  10.94                .91         .53                  18.78       - 8.5       +4.1       - 4.4         - 2.7
-----------------------------------------------------------------------------------------------------------------------------------
1995                  12.03                .18         .51                  21.99       +11.9       +5.2       +17.1         +25.9
-----------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                      +119.9%       +130.9%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                     +8.7%         +9.3%
-----------------------------------------------------------------------------------------------------------------------------------

*Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

AVERAGE ANNUAL TOTAL RETURNS--THE CURRENT YIELD QUOTED IN THE CHAIRMAN'S LETTER IS CALCULATED IN ACCORDANCE WITH SEC GUIDELINES. THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                                               SINCE INCEPTION
                                                                                      ---------------------------------
                                          INCEPTION                                   TOTAL        INCOME       CAPITAL
                                             DATE         1 YEAR        5 YEARS       RETURN       RETURN        RETURN
                                          ---------       ------        -------       ------       ------        ------
VANGUARD CONVERTIBLE SECURITIES FUND       6/17/86       +12.74%        +16.03%       +8.74%       +5.66%        +3.08%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                      REPORT FROM THE INVESTMENT ADVISER

We are pleased to report on the investment activity of the Vanguard Convertible Securities Fund for the fiscal year ended November 30, 1995. In general, financial markets produced strong returns throughout the period. The Dow Jones Industrial Average reached beyond the 5000 mark for the first time late in the year after crossing the 4000 threshold earlier in 1995.

         The Fund's total return of +17.1% for the fiscal year is a bit behind our convertible securities benchmarks both before and after fund expenses. Technology issues, which were very strong earlier in the year, retreated somewhat as the year came to an end, while retail stocks continued their yearlong underperformance as fears of a weak holiday shopping season intensified. A heavy exposure to both of these sectors was responsible for a sizeable portion of the Fund's return over the period.

PORTFOLIO ACTIVITY

Nine new investments were added to the Fund in the second half of the fiscal year: American Travellers, Houghton Mifflin (Inso), International Paper, Lowe's, Price/Costco, Security Capital Industrial, Softkey, Starbucks, and U.S. Filter. Eight investments were completely eliminated, either due to the deterioration of company fundamentals or price goals being met. The Fund now holds investments in 48 companies.

PORTFOLIO CHARACTERISTICS

The portfolio emphasizes high-quality companies with superior growth prospects. The Fund's investments are expected to have average earnings growth of +22% in 1996 as compared to +18% in 1995. In contrast, the companies in the S&P 500 will likely have a +5% growth rate in 1996 following a sharp increase of +15% this year. Despite this rapid growth in projected earnings, the Fund's investments are valued at only 15 times 1996 earnings, equal to the price/earnings ratio of the S&P 500.

         In the past, the portfolio has outperformed the market when it has had a valuation in line with the stock market and S&P 500 earnings were decelerating. We believe that we are currently in such a period. The current 4.4% yield of our holdings is highly competitive with the low yields offered by both equities and fixed-income securities today.

         The portfolio is broadly diversified across industry groups, with the major shifts during the period being the addition of securities in the forest and computer products sectors and a significant reduction in energy and manufacturing & distribution holdings. Taken together, these shifts increase the extent to which the portfolio favors rapidly growing, successful companies in areas which are out of step with the leadership of the strong equity market. This should add to our ability to outperform the market in the coming months.

CURRENT ENVIRONMENT AND FUTURE PLANS

The stock market has continued the dramatic advance that began in late 1994, fueled to a large extent by excellent corporate earnings--especially in technology-related companies--and a decline in interest rates that is expected to continue. At current valuations, the market is increasingly vulnerable to both earnings disappointments and any backup in interest rates; however, neither of these pitfalls appear to be on the near-term horizon. The convertible new issue calendar has picked up during the period and the interest rate environment should allow for continued issuance.

         With the stock market trading at all-time highs and interest rates approaching the long-term lows established two years ago, the bulls seem in control. Your portfolio is positioned to participate in the continuing bull market with a limited amount of risk.

Respectfully,

Rohit M. Desai

Desai Capital Management, Incorporated

December 18, 1995

                         SPECIAL NOTICE TO SHAREHOLDERS


NEW AGREEMENT TO REDUCE INVESTMENT ADVISORY FEES

We are pleased to announce that the Board of Directors of Vanguard Convertible Securities Fund has reached an agreement with Desai Capital Management, Inc.
(DCMI), the Fund's investment adviser, on a revised investment advisory agreement. The revised agreement involves a reduction in the annual rate of advisory fees to be paid to DCMI. At the Fund's current asset level of $172,082,000, the dollar amount of the annual fee would decline from $677,000 to $591,000, a reduction of $86,000. The new effective annual fee rate would equal 0.35% of average net assets over the past twelve months, and would decline further if the assets of the Fund were to continue to grow.

         Under the terms of the new agreement, the Fund will pay DCMI a basic advisory fee at the end of each fiscal quarter based on the Fund's average month-end net assets during the quarter. The quarterly rate is applied according to the following annual fee schedule:

         NET ASSETS            ANNUAL BASIC FEE RATE
      FIRST $50 MILLION                0.40%
      NEXT $50 MILLION                 0.35%
      NEXT $100 MILLION                0.30%
      OVER $200 MILLION                0.25%

This revised investment advisory agreement replaces the Fund's original agreement with the adviser dated March 1, 1988, and will go into effect on March 1, 1996. Until the effective date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule. For the fiscal year ended November 30, 1995, the Fund paid approximately $674,000 to DCMI for investment advisory services.

         The adviser, located at 540 Madison Avenue, New York, New York, is a professional investment counseling firm which specializes in the management of convertible and equity-linked securities portfolios for institutional clients. The firm was founded in June 1984. Under the terms of its investment advisory agreement with the Fund, the adviser agrees to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise, and administer the Fund's investment program. The adviser discharges its responsibilities subject to the control of the officers and directors of the Fund.

January 19, 1996

                            STATEMENT OF NET ASSETS


                                                   FINANCIAL STATEMENTS
                                                      November 30, 1995

                                             Face               Market
                                           Amount                Value
                                            (000)               (000)+
----------------------------------------------------------------------
CONVERTIBLE BONDS (65.7%)
----------------------------------------------------------------------
BASIC MATERIALS (5.4%)
  Albany International
    5.25%, 3/15/02                        $3,560           $    3,306
  Inco Ltd.
    5.75%, 7/1/04                          4,400                5,962
                                                         -------------
         GROUP TOTAL                                            9,268
                                                         -------------
----------------------------------------------------------------------
CAPITAL GOODS AND CONSTRUCTION (8.3%)
  Cemex
    4.25%, 11/1/97                         2,000                1,670
  Interface, Inc.
    8.00%, 9/15/13                         3,000                3,071
  U. S. Filter Corp.
    5.00%, 10/15/00                        1,500                1,748
  Varlen Corp.
    6.50%, 6/1/03                          3,500                3,824
  WMX Technologies
    2.00%, 1/24/05                         4,600                4,014
                                                         -------------
         GROUP TOTAL                                           14,327
                                                         -------------
----------------------------------------------------------------------
CONSUMER CYCLICAL (18.5%)
  Comcast Corp.
    3.375%, 9/9/05                         7,700                7,469
  Guilford Mills Inc.
    6.00%, 9/15/12                         4,000                3,900
  Lowe's Co.
    3.00%, 7/22/03                         2,000                2,470
  Michaels Stores
    4.75%, 1/15/03                         2,700                2,133
  Office Depot Inc.
    0.00%, 12/11/07                        3,400                2,558
    0.00%, 11/1/08                         6,500                4,030
  Price/Costco
    5.50%, 2/28/12                         1,100                1,064
  Reliance Industries
    3.50%, 11/3/99                         1,420                1,424
  Rogers Communications Inc.
    2.00%, 11/26/05                       10,050                5,264
  ShoLodge, Inc.
    7.50%, 11/1/04                         1,300                1,040
  Sports & Recreation
    4.25%, 11/1/00                           905                  606
                                                         -------------
         GROUP TOTAL                                           31,958
                                                         -------------
----------------------------------------------------------------------
CONSUMER STAPLES (.7%)
  Starbucks Corp.
    4.25%, 11/1/02                         1,200                1,272
                                                         -------------
----------------------------------------------------------------------
ENERGY (2.7%)
 Pennzoil Co.
  (Convertible into Chevron)
  6.50%, 1/15/03                           3,750                4,603
                                                         -------------
----------------------------------------------------------------------
FINANCIAL (8.8%)
  American Travellers Corp.
    6.50%, 10/1/05                         1,000                1,270
  Banamex
    (Convertible into Banacci)
    7.00%, 12/15/99                        1,270                  978
  Developers Diversified Realty Corp.
    7.00%, 8/15/99                         5,500                5,390
  First Financial
    (Convertible into First Data)
    5.00%, 12/15/99                        2,700                4,482
  Liberty Property Trust
    8.00%, 7/1/01                          3,000                2,970
                                                         -------------
         GROUP TOTAL                                           15,090
                                                         -------------
----------------------------------------------------------------------
HEALTH CARE (3.0%)
  Integrated Health Services
    5.75%, 1/1/01                          4,150                3,963
    6.00%, 1/1/03                          1,250                1,181
                                                         -------------
         GROUP TOTAL                                            5,144
                                                         -------------
----------------------------------------------------------------------
TECHNOLOGY (18.3%)
  Aspect Telecommunications
    5.00%, 10/15/03                        4,100                7,277
  General Instrument
    5.00%, 6/15/00                         2,500                2,912
  Motorola, Inc.
    0.00%, 9/7/09                          2,850                3,220
    0.00%, 9/27/13                         4,630                3,704
  Silicon Graphics
    0.00%, 11/2/13                         6,000                3,713
  Softkey International
    5.50%, 11/1/00                           400                  347
  SynOptics Communications, Inc.
    (Convertible into Bay Networks)
    5.25%, 5/15/03                         5,250                6,037
  Texas Instruments
    2.75%, 9/29/02                         3,060                4,237
                                                         -------------
         GROUP TOTAL                                           31,447
                                                         -------------
----------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (Cost $107,469)                                             113,109
----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (21.8%)
----------------------------------------------------------------------
                                          Shares
                                        --------
BASIC MATERIALS (3.4%)
  International Paper $2.625              95,000                4,275
  Reynolds Metals Co. $3.31               30,000                1,568
                                                         -------------
         GROUP TOTAL                                            5,843
                                                         -------------
----------------------------------------------------------------------

                                                                Market
                                                                 Value
                                           Shares               (000)+
----------------------------------------------------------------------
CONSUMER CYCLICAL (3.9%)
  Houghton Mifflin 6.00%
    (Convertible into Inso)               15,000           $    1,125
  TJX Co. Inc. $3.125                     97,000                4,317
  Tanger Factory Outlet $1.575            62,500                1,289
                                                         -------------
         GROUP TOTAL                                            6,731
                                                         -------------
----------------------------------------------------------------------
ENERGY (1.6%)
 Valero Energy $3.125                     50,000                2,675
                                                         -------------
----------------------------------------------------------------------
FINANCIAL (7.1%)
  Northern Trust $3.125                  100,000                6,100
  Oasis Residential $2.25                 60,000                1,493
  Security Capital Pacific
    Series A $1.75                       190,000                4,608
                                                         -------------
         GROUP TOTAL                                           12,201
                                                         -------------
----------------------------------------------------------------------
TECHNOLOGY (3.5%)
  General Motors Class E $3.25            85,000                6,078
                                                         -------------
----------------------------------------------------------------------
TRANSPORT SERVICES (2.3%)
  Arkansas Best 5.75%                    120,000                4,020
                                                         -------------
----------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $39,086)                                               37,548
----------------------------------------------------------------------
COMMON STOCKS (10.0%)
----------------------------------------------------------------------
* Bay Networks                            50,000                2,244
  Home Depot, Inc.                       167,741                7,444
  Security Capital Industrial Trust       90,000                1,496
  Taubman Co. REIT                       145,000                1,359
  Urban Shopping Centers REIT            100,000                2,050
* Vencor, Inc.                            82,692                2,563
----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $15,923)                                               17,156
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
----------------------------------------------------------------------
                                            Face
                                          Amount
                                           (000)
                                         -------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account 5.90%, 12/1/95
    (Cost $1,873)                         $1,873                1,873
----------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
  (Cost $164,351)                                             169,686
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
----------------------------------------------------------------------
  Other Assets--Notes C and E                                   5,772
  Liabilities--Note E                                          (3,376)
                                                         -------------
                                                                2,396
----------------------------------------------------------------------


                                                                Market
                                                                 Value
                                                                (000)+
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
  Applicable to 14,306,680 outstanding
    $.001 par value shares
    (authorized 1,000,000,000 shares)                        $172,082
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $12.03
======================================================================

+ See Note A to Financial Statements.
* Non-Income Producing Security.
REIT--Real Estate Investment Trust.


---------------------------------------------------------------------
AT NOVEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                          Amount                  Per
                                           (000)                Share
                                       ---------              -------
  Paid in Capital                       $161,563               $11.30
  Undistributed Net
    Investment Income                      3,210                  .22
  Accumulated Net
    Realized Gains                         1,974                  .14
  Unrealized Appreciation
    of Investments--Note D                 5,335                  .37
---------------------------------------------------------------------
NET ASSETS                              $172,082               $12.03
---------------------------------------------------------------------

                           STATEMENT OF OPERATIONS

                                                                                           Year Ended
                                                                                    November 30, 1995
                                                                                                (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $  3,098
      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        6,116
----------------------------------------------------------------------------------------------------
              Total Income  . . . . . . . . . . . . . . . . . . . . . .                        9,214
----------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fee--Note B . . . . . . . . . . . . . . . . .                          674
      The Vanguard Group--Note C
           Management and Administrative  . . . . . . . . . . . . . . .       $506
           Marketing and Distribution   . . . . . . . . . . . . . . . .         35               541
                                                                              ----
      Taxes (other than income taxes) . . . . . . . . . . . . . . . . .                           30
      Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . .                            8
      Auditing Fees . . . . . . . . . . . . . . . . . . . . . . . . . .                            7
      Shareholders' Reports . . . . . . . . . . . . . . . . . . . . . .                           24
      Annual Meeting and Proxy Costs  . . . . . . . . . . . . . . . . .                            5
      Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . .                            1
----------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . . . . . . . .                        1,290
----------------------------------------------------------------------------------------------------
                Net Investment Income   . . . . . . . . . . . . . . . .                        7,924
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON
   INVESTMENT SECURITIES SOLD   . . . . . . . . . . . . . . . . . . . .                        1,884
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES  . . . . . . . . . . . . . .                       17,030
----------------------------------------------------------------------------------------------------
                Net Increase in Net Assets Resulting from Operations  .                      $26,838
====================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                        YEAR ENDED         Year Ended
                                                                 NOVEMBER 30, 1995  November 30, 1994
                                                                             (000)              (000)
-----------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .   $  7,924          $  9,064
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . .      1,884             3,025
   Change in Unrealized Appreciation (Depreciation) . . . . . . . . . .     17,030           (21,028)
-----------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in Net Assets
              Resulting from Operations   . . . . . . . . . . . . . . .     26,838            (8,939)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .     (7,826)           (8,796)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . .     (2,865)          (14,366)
-----------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . . . . . . . . . . . . . .    (10,691)          (23,162)
-----------------------------------------------------------------------------------------------------
NET EQUALIZATION CHARGES--Note A  . . . . . . . . . . . . . . . . . . .       (324)              (80)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued     --Regular   . . . . . . . . . . . . . . . . . . . . . . .     11,735            21,779
              --In Lieu of Cash Distributions   . . . . . . . . . . . .      9,297            20,966
              --Exchange  . . . . . . . . . . . . . . . . . . . . . . .     10,368            32,328
   Redeemed   --Regular   . . . . . . . . . . . . . . . . . . . . . . .    (15,625)          (18,262)
              --Exchange  . . . . . . . . . . . . . . . . . . . . . . .    (34,982)          (51,636)
-----------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from Capital Share Transactions  . .    (19,207)            5,175
-----------------------------------------------------------------------------------------------------
           Total Decrease   . . . . . . . . . . . . . . . . . . . . . .     (3,384)          (27,006)
-----------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . . .    175,466           202,472
-----------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . . . . . . . . . . . . . .   $172,082          $175,466
=====================================================================================================
   (1)     Distributions Per Share
           Net Investment Income  . . . . . . . . . . . . . . . . . . .       $.51              $.53
           Realized Net Gain  . . . . . . . . . . . . . . . . . . . . .       $.18              $.91
-----------------------------------------------------------------------------------------------------
   (2)     Shares Issued and Redeemed
           Issued   . . . . . . . . . . . . . . . . . . . . . . . . . .      1,995             4,683
           Issued in Lieu of Cash Distributions   . . . . . . . . . . .        866             1,812
           Redeemed   . . . . . . . . . . . . . . . . . . . . . . . . .     (4,586)           (6,175)
-----------------------------------------------------------------------------------------------------
                                                                            (1,725)              320
----------------------------------------------------------------------------------------------------
   (3)     Undistributed Net Investment Income. . . . . . . . . . . . .   $  3,210          $  3,436
----------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                              Year Ended November 30,
                                                               ----------------------------------------------------
For a Share Outstanding Throughout Each Year                      1995       1994        1993      1992       1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . . .       $10.94     $12.89      $11.77   $  9.82      $8.07
                                                               -------    -------     -------   -------    -------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . .          .52        .53         .56       .56        .53
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . . . . . .         1.26      (1.04)       1.03      1.92       1.77
                                                               -------    -------     -------   -------    -------
           TOTAL FROM INVESTMENT OPERATIONS   . . . . . .         1.78       (.51)       1.59      2.48       2.30
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . . . . . .         (.51)      (.53)       (.47)     (.53)      (.55)
   Distributions from Realized Capital Gains  . . . . . .         (.18)      (.91)         --        --         --
                                                               -------    -------     -------    -------    -------
           TOTAL DISTRIBUTIONS    . . . . . . . . . . . .         (.69)     (1.44)       (.47)     (.53)      (.55)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . . .       $12.03     $10.94      $12.89    $11.77      $9.82
===================================================================================================================
TOTAL RETURN    . . . . . . . . . . . . . . . . . . . . .      +17.10%     -4.35%     +13.87%   +26.01%    +29.25%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . . .         $172       $175        $202      $120        $55
Ratio of Expenses to Average Net Assets . . . . . . . . .         .75%       .73%        .71%      .85%       .81%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . . . . . .        4.63%      4.68%       4.44%     4.80%      5.72%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . .          46%        52%         81%       55%        57%
-------------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS


Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Fund invests primarily in convertible debt securities; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Market values for convertible securities are based upon the latest quoted bid prices. Common stocks listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date. Temporary cash investments are valued at cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by Fund share sales or redemptions.

4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of each agreement require that the market value of this collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts on debt securities purchased are amortized to interest income over the lives of the respective securities.

B. Under the terms of a contract which expires March 1, 1996, the Fund pays Desai Capital Management, Inc. an investment advisory fee calculated at an annual percentage rate of average net assets. For the year ended November 30, 1995, the investment advisory fee represented an effective annual rate of .39 of 1% of average net assets.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At November 30, 1995, the Fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing .1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended November 30, 1995, the Fund made purchases of $74,219,000 and sales of $86,164,000 of investment securities other than U.S. Government securities and temporary cash investments.

At November 30, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $5,335,000, of which $15,220,000 related to appreciated securities and $9,885,000 related to depreciated securities.

E. The market value of securities on loan to broker/dealers at November 30, 1995, was $595,000, for which the Fund had received cash collateral of $620,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors
Vanguard Convertible Securities Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
December 29, 1995


                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                 FOR VANGUARD CONVERTIBLE SECURITIES FUND, INC.

Corporate shareholders should note that for the fiscal year ended November 30, 1995, 33.7% of the Fund's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO           IAN A. MACKINNON
Senior Vice President         Senior Vice President
Information Technology        Fixed Income Group

JEREMY G. DUFFIELD            F. WILLIAM MCNABB III
Senior Vice President         Senior Vice President
Planning & Development        Institutional

JAMES H. GATELY               RALPH K. PACKARD
Senior Vice President         Senior Vice President
Individual Investor Group     Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio
Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                           [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q820-11/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleons Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                      VANGUARD CONVERTIBLE SECURITIES FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through four.

A line chart of the Indexed Value between Standard & Poor's 500 Index and Lehman Aggregate Bond Index for the fiscal years 1990 through 1995.

Line charts illustrating cumulative performance between Vanguard Convertible Securities Fund, Goldman Sachs Convertible Index and Average Convertible Securities Fund, average Annual Total Returns for the period June 17, 1986, to November 30, 1995 appear at the top of page three.

A running head featuring a cannon and battleships in the background appears at the top of page five.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages six & seven.

A running head featuring open log book, pen and battleships in the background appears at the top of pages eight through fifteen.

A running head featuring a sextant, a map, and battleships in the background appear at the top of page sixteen.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.